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                                                            EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


            We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-03296) of Amerigon Incorporated of our report dated March xx, 1998 appearing on page F-2 of this Form 10-K.


PRICE WATERHOUSE LLP
Costa Mesa, California
March 26, 1998